                                                                    EXHIBIT 99.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18.U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William T. Baxter, certify that:

1. I have read this annual report on Form 10-K of BSQUARE Corporation;

2. To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of December 31, 2002.

Date: March 19, 2003




  /s/ William T. Baxter
-------------------------------------
  William T. Baxter,
  President and Chief Executive Officer



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